Exhibit 99.1

AMENDMENT NO. 10 AND WAIVER NO. 6 TO THIRD AMENDED AND RESTATED
CREDIT AND REIMBURSEMENT AGREEMENT

Dated as of March [     ], 2007

AMENDMENT NO. 10 AND WAIVER NO. 6 TO THIRD AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this “Waiver”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors, the Bank Parties listed on the signature pages hereto, CITICORP USA, INC., as administrative agent (the “Agent”) and CITIBANK, N.A., as Collateral Agent, for the Bank Parties (the “Collateral Agent”).

PRELIMINARY STATEMENTS

(1)           WHEREAS, the Borrower is party to a Third Amended and Restated Credit and Reimbursement Agreement dated as of March 17, 2004 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Subsidiary Guarantors, the Bank Parties, CITIGROUP GLOBAL MARKETS, INC., as Lead Arranger and Book Runner, BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Runner and as Co-Syndication Agent (for the Initial Term Loan Facility), DEUTSCHE BANK SECURITIES INC., as Lead Arranger and Book Runner (for the Initial Term Loan Facility), UNION BANK OF CALIFORNIA, N.A., as Co-Syndication Agent (for the Initial Term Loan Facility) and as Lead Arranger and Book Runner and as Syndication Agent (for the Revolving Credit Facility), LEHMAN COMMERCIAL PAPER INC., as Co-Documentation Agent (for the Initial Term Loan Facility), UBS SECURITIES LLC, as Co-Documentation Agent (for the Initial Term Loan Facility), SOCIÉTÉ GÉNÉRALE, as Co-Documentation Agent (for the Revolving Credit Facility), CREDIT LYONNAISE NEW YORK BRANCH, as Co-Documentation Agent (for the Revolving Credit Facility), the Agent and the Collateral Agent;

(2)           WHEREAS, the Borrower has requested that the Required Banks agree to amend and waive certain provisions of the Credit Agreement;

(3)           WHEREAS, the Required Banks have agreed, subject to the terms and conditions hereinafter set forth, to amend and waive certain provisions of the Credit Agreement as set forth below; and

(4)           WHEREAS,  on February 26, 2007, the Borrower announced that, as a result of its continuing accounting reviews, the Borrower would restate its 2004, 2005 and interim periods in 2006 financial statements  and on March 19, 2007 the Borrower announced that its previously issued financial statements for the years ended December 31, 2003, 2004 and 2005 should no longer be relied upon (the “Restatement”).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           Waivers.  As of the Effective Date, the Required Banks hereby grant the following waivers under the Credit Agreement:

(a)           Restatement.  Notwithstanding the provisions of the Credit Agreement, the Required Banks hereby (i) waive any breach of the representations and warranties made by the Borrower on or before the date of the Restatement under Section 3.02(d), 3.02(e), 4.05(a), 4.09, 4.13, 5.01(a), 5.01(b) or 5.01(d) resulting from changes in the Borrower’s financial statements that are to be made in the Restatement to the extent such changes relate to (A) matters disclosed in the Borrower’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2007 or (B) other matters that would not reasonably be expected, individually or in the aggregate, to materially and adversely affect the consolidated financial position or results of operations of the Borrower and its Consolidated Subsidiaries and (ii) agree that no such breach shall be considered a Default or Event of Default arising under Section 6.01(d) of the Credit Agreement.

(b)           Cross Default.  Notwithstanding the provisions of the Credit Agreement, the Required Banks hereby waive any Default or Event of Default now existing or hereafter arising under Section 6.01(f) of the Credit Agreement resulting from a default under any indenture governing Material Debt of the Borrower due to any failure by the Borrower to timely file with the SEC its annual report on form 10-K for the fiscal year ended December 31, 2006 or to timely deliver such report to the trustee for such Material Debt; provided, however, that (i) the exercise by any trustee or the requisite holders of Material Debt of their right to give a notice of default pursuant to the relevant indenture by reason of the existence of such default under such indenture, if default is not cured within 21 days after delivery of such notice, or (ii) the acceleration of any such Material Debt shall, in the case of either clause (i) or (ii), constitute an immediate Event of Default.

SECTION 2.           Amendment.  As of the later of the Effective Date and the date of the Restatement, Section 4.05(a) of the Credit Agreement is hereby amended by deleting the words “The restated consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 2003 and the related restated consolidated statements of operations and cash flows for the fiscal year then ended, reported on by Deloitte & Touche and set forth in the Form 10-K, a copy of which has been delivered to each of the Bank Parties,” and inserting in their place the following: “The most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries and the related consolidated statements of operations and cash flows, in each case reported on by Deloitte & Touche or other independent public accountants of nationally recognized standing and set forth in the Annual Report on Form 10-K most recently filed by the Borrower with the Securities and Exchange Commission,”.

SECTION 3.           Conditions to Effectiveness.   This Waiver shall become effective when, and only when, and as of the date (the “Effective Date”) on which (a) the Agent shall have received counterparts of this Waiver executed by the Borrower and each of the Subsidiary Guarantors and the Required Banks or, as to any of the Required Banks, advice satisfactory to the Agent that such Bank Party has executed this Waiver, (b) the Agent shall have received payment of all accrued fees and expenses of the Agent (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof), (c) the Agent shall have received a favorable opinion of the Counsel of the Borrower regarding the due authorization, execution and delivery of this Waiver and other matters reasonably requested by the Agent and (d) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Effective Date, to the effect that, after giving effect to this Waiver: (i) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of the Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing.

This Waiver is subject to the provisions of Section 10.05 of the Credit Agreement.

SECTION 4.           Representations and Warranties.  The Borrower represents and warrants as follows:

(a)           The representations and warranties contained in each of the Financing Documents, after giving effect to this Waiver, are correct in all material respects on and as of the date of this Waiver, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)           After giving effect to this Waiver, no Default has occurred and is continuing on the date hereof.

SECTION 5.           Reference to and Effect on the Financing Documents.  (a)  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified hereby.

(b)           The Credit Agreement, the Notes and each of the other Financing Documents, as specifically modified by this Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as modified by this Waiver.

(c)           The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, nor constitute an amendment or waiver of any provision of the Credit Agreement or the other Financing Documents.

SECTION 6.           Affirmation of Subsidiary Guarantors.  Each Subsidiary Guarantor hereby consents to the amendments and waivers to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver, the obligations of such Subsidiary Guarantor contained in Article IX of the Credit Agreement or in any other Financing Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Waiver, each reference in Article IX of the Credit Agreement and in each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Waiver.  Without limiting the generality of the foregoing, the Collateral Documents to which such Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

SECTION 7.           GOVERNING LAW.  THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.           WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS WAIVER OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 9.           Execution in Counterparts.  This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 10.         Costs and Expenses.  The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Waiver, including, without limitation, the fees and expenses of the Collateral Trustees’ and the Agent’s counsel and other out-of-pocket expenses related hereto.  Delivery of an executed counterpart of a signature page to this Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AES CORPORATION,
as Borrower

By:	/s/ Willard C. Hoagland, III
Title:
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

SUBSIDIARY GUARANTORS:

AES HAWAII MANAGEMENT COMPANY, INC.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title:
Address:
Fax:

AES NEW YORK FUNDING, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title:
Address:
Fax:

AES OKLAHOMA HOLDINGS, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title:
Address:
Fax:

AES WARRIOR RUN FUNDING, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title:
Address:
Fax:

AGENTS:

CITICORP USA, INC.,
as Agent

By:	/s/ Nietzsche Rodricks
	Title:	Vice President
	Address:	388 Greenwich Street, 21st Floor
New York, NY 10013
	Fax:	(212) 816-8098
	Attention:	Nietzsche Rodricks
	Email:	oploanswebadmin@citigroup.com

CITIBANK N.A.,
as Collateral Agent

By:	/s/ Nietzsche Rodricks
	Title:	Vice President
	Address:	388 Greenwich Street, 21st Floor
New York, NY 10013
	Fax:	(212) 816-8098
	Attention:	Nietzsche Rodricks

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Lender

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Vice President

Merrill Lynch Capital Corporation
as Lender

By:	/s/ Carol J. E. Feeley
	Name:	Carol J. E. Feeley
	Title:	Vice President

LCM I LIMITED PARTNERSHIP

By:	Lyon Capital Management LLC,
As Collateral Manager

as Lender

By:	/s/ Sophie A. Venon
LYON CAPITAL MANAGEMENT LLC
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

LCM II LIMITED PARTNERSHIP

By:	Lyon Capital Management LLC,
As Collateral Manager

as Lender

By:	/s/ Sophie A. Venon
LYON CAPITAL MANAGEMENT LLC
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

LCM III Ltd.

By:	Lyon Capital Management LLC,
As Collateral Manager

as Lender

By:	/s/ Sophie A. Venon
LYON CAPITAL MANAGEMENT LLC
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

LCM IV, Ltd.

By:	Lyon Capital Management LLC,
As Collateral Manager

as Lender

By:	/s/ Sophie A. Venon
LYON CAPITAL MANAGEMENT LLC
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

LCM V Ltd.

By:	Lyon Capital Management LLC,
As Collateral Manager

as Lender

By:	/s/ Sophie A. Venon
LYON CAPITAL MANAGEMENT LLC
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

LCM VI Ltd.

By:	Lyon Capital Management LLC,
As Attorney-in-Fact

as Lender

By:	/s/ Sophie A. Venon
LYON CAPITAL MANAGEMENT LLC
Name: Sophie A. Venon
	Title:	Portfolio Manager

CALYON NEW YORK BRANCH
as Lender

By:	/s/ Ted Vandermel		/s/ James Guidera
	Name:	Ted Vandermel	James Guidera
	Title:	Director	Managing Director

JP Morgan Chase Bank N.A.
as Lender

By:	/s/ Thomas L. Casey
	Name:	Thomas L. Casey
	Title:	Vice President

UNION BANK OF CALIFORNIA, N.A.
as Lender

By:	/s/ Susan K. Johnson
	Name:	Susan K. Johnson
	Title:	Vice President

BARCLAYS BANK PLC
as Lender

By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

Société Générale
as Lender

By:	/s/ Yao Wang
	Name:	Yao Wang
	Title:	Vice President

ABN AMRO Bank N.V.
as Lender

By:	/s/ R. Scott Donaldson
	Name:	R. Scott Donaldson
	Title:	Director

By:	/s/ Todd Vaubel
	Name:	Todd Vaubel
	Title:	Assistant Vice President

WestLB AG, New York Branch,
as Lender

By:	/s/ Felicia La Forgia
	Name:	Felicia La Forgia
	Title:	Director

By:	/s/ Peter Ryan
	Name:	Peter Ryan
	Title:	Executive Director

UBS AG, Stamford Branch
as Lender

By:	/s/ Christopher M. Altkin
	Name:	Christopher M. Altkin
	Title:	Associate Director
Banking Products Services, US

By:	/s/ Toba Lumbantobing
	Name:	Toba Lumbantobing
	Title:	Associate Director
Banking Products Services, US

Bank of America, N.A.
as Lender

By:	/s/ Patrick Martin
	Name:	Patrick Martin
	Title:	Vice President

BNP Paribas
as Lender

By:	/s/ Timothy Vincent
	Name:	Timothy Vincent
	Title:	Managing Director

By:	/s/ Dan Cozine
	Name:	Dan Cozine
	Title:	Managing Director

Credit Suisse, Cayman Islands Branch
as Lender

By:	/s/ Brian Caldwell
	Name:	Brian Caldwell
	Title:	Director

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Associate

Addison CDO, Limited,
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

DELANO Company,
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

Fairway Loan Funding Company
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

Global Enhanced Loan Fund S.A.,
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

Loan Funding III LLC,
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

Mayport CLO Ltd.,
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO Corporate Income Fund,
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO Corporate Opportunity Fund,
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO Floating Income Fund,
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO Floating Rate Income Fund,
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO Floating Rate Strategy Fund,
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

Southport CLO, Limited,
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

Waveland — INGOTS, LTD.,
as a Lender

By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

Goldman Sachs Credit Partners
as Lender

By:	/s/ Robert Schatzman
	Name:	Robert Schatzman
	Title:	Authorized Signatory

LEHMAN COMMERCIAL PAPER INC.
as Lender

By:	/s/ Frank P. Turner
	Name:	Frank P. Turner
	Title:	Vice President